SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 24, 2004



                                       000-27763
                                (Commission file number)


                                 SITESTAR CORPORATION
               (Exact name of registrant as specified in its charter)



                   NEVADA                             88-0397234
      (State or other jurisdiction of    (I.R.S. Employer Identification No.)
      incorporation or organization)



                                 7109 Timberlake Road
                                  Lynchburg, VA 24502
                 (Address of principal executive offices) (Zip Code)


                                    (434) 239-4272
               (Registrant's telephone number, including area code)


                                     NOT APPLICABLE
          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement


Effective November 22, 2004, Registrant entered into a Definitive Agreement acquiring the internet related assets of Exchange Computers, Inc. and Exis.net, Inc., both are Virginia corporations. The deal consists of the acquisition of the dial-up customers, the related internet assets and non-compete agreements from the principal officers of the companies.
The total purchase was $150,000, representing the fair value of the assets acquired, net of deferred revenue, which consisted of $30,000 in cash at closing and a non-interest bearing promisory note of $120,000 payable over twelve months.





                                 SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 24, 2004


                                    SITESTAR CORPORATION



                                    By:  /s/ Frank Erhartic
                                         ------------------
                                    Name:  Frank Erhartic
                                    Title: President